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                                                                    EXHIBIT 23.1

                        Consent of Independent Auditors

The Board of Directors
Efficient Networks, Inc.

   We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG LLP

                                          KPMG LLP

Dallas, Texas
January 7, 2000